UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2024

Nxu, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41509	92-2819012
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1828 N. Higley Rd. Ste 116, Mesa, AZ 85205
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 309-5425

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NXU	NASDAQ

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on October 23, 2024, Nxu, Inc., a Delaware corporation (“Nxu”), Nxu Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nxu (“Merger Sub I”), Nxu Merger Sub, LLC, a Delaware limited liability company (“Merger Sub II”) and Verde Bioresins, Inc., a Delaware corporation (“Verde”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub I will merge with and into Verde, with Verde continuing as a wholly owned subsidiary of Nxu and the surviving corporation of the first merger (the “First Merger”) and promptly following the First Merger, Verde shall merge with and into Merger Sub II (the “Second Merger” and together with the First Merger, the “Merger”), with Merger Sub II continuing as the surviving entity of the Second Merger.

Beginning today, November 19, 2024, Nxu has made available to investors a presentation that will be used by Verde in making presentations in connection with the proposed Merger (the “Investor Presentation”). A copy of the Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”) and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing or document, except as shall be expressly set forth by specific reference in such a filing or document.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Report and in the exhibits filed or furnished herewith may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.

These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Part I, Item 1A of Nxu’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (“Nxu’s Form 10-K”), set forth in Nxu’s subsequent Quarterly Reports on Form 10-Q or set forth in Nxu’s other filings with the SEC and (ii) any of the following:

●	the expected timing to consummate the Merger and/or the transactions contemplated by the Merger Agreement;

●	the satisfaction (or waiver) of closing conditions to the consummation of the Merger and/or the transactions contemplated by the Merger Agreement, including obtaining stockholder approvals and any required regulatory clearances;

●	potential litigation relating to the Merger and/or the transactions contemplated by the Merger Agreement that could be instituted against Nxu, Verde or their respective directors;

●	risks related to Nxu’s continued listing on Nasdaq until closing of the Merger;

●	risks related to (i) the combined company’s satisfaction of the Nasdaq initial listing application qualifications for the listing on the Nasdaq Capital Market and (ii) Nasdaq’s approval of the listing of the shares of Nxu common stock to be issued in connection with the Merger;

●	risks associated with the possible failure to realize certain anticipated benefits of the Merger, including with respect to future financial and operating results;

●	uncertainties regarding unexpected costs, liabilities or delays in connection with the consummation of the Merger and/or the transactions contemplated by the Merger Agreement, and the impact such costs, liabilities or delays would have on the anticipated cash resources of the combined company upon closing;

●	operating costs, customer loss and business disruptions arising from the Merger and/or the transactions contemplated by the Merger Agreement and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected;

●	the ability of Nxu and Verde to protect their respective intellectual property rights;

●	competitive responses to the proposed Merger and changes in expected or existing competition;

●	Nxu’s, Verde’s, and the combined company’s limited operating history;

●	the combined company’s ability to manage growth;

●	changes in capital requirements;

●	the combined company’s ability to obtain additional financing;

●	other adverse economic, business, and/or competitive factors; and

●	other risks to the consummation of the Merger and the other transactions contemplated by the Merger Agreement, including circumstances that could give rise to the termination of the Merger Agreement and the risk that the transactions contemplated thereby will not be consummated within the expected time period, without undue delay, cost or expense, or at all.

All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made. Except as required by applicable law, neither Nxu nor Verde undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Important Additional Information About the Proposed Transaction and Where to Find It

This Report and the exhibits filed or furnished herewith are not substitutes for the Registration Statement or for any other document that Nxu may file with the SEC in connection with the proposed transaction. In connection with the proposed transaction, Nxu intends to file relevant materials with the SEC, including the Registration Statement that will contain a proxy statement of Nxu and that will constitute a prospectus with respect to shares of Nxu’s common stock to be issued in connection with the proposed transaction (the “Proxy Statement/Prospectus”). NXU URGES ITS INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NXU, VERDE, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Registration Statement, Proxy Statement/Prospectus and other documents filed by Nxu with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that Nxu communicates with investors and the public using its website (www.nxuenergy.com) and the investor relations website (investors.nxuenergy.com), where anyone will be able to obtain free copies of the Registration Statement, Proxy Statement/Prospectus and other documents filed by Nxu with the SEC and investors and stockholders are urged to read the Registration Statement, Proxy Statement/Prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

No Offer or Solicitation

This Report and the exhibits filed or furnished herewith are not intended to and do not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS REPORT AND THE EXHIBITS FILED OR FURNISHED HEREWITH ARE TRUTHFUL OR COMPLETE.

Participants in the Solicitation

Nxu, Verde and their respective directors, executive officers and other members of management may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about Nxu’s directors and executive officers, consisting of Mark Hanchett, Annie Pratt, Britt Ide, Jessica Billingsley and Sarah Wyant, including a description of their direct or indirect interest, by security holdings or otherwise, can be found under the captions, “Principal Stockholders of Nxu” contained in the preliminary Proxy Statement/Prospectus in the registration statement on Form S-4, filed with the SEC on November 12, 2024 (the “Form S-4”), and “Executive Compensation” and “Director Compensation” contained in the definitive proxy statement on Schedule 14A for Nxu’s 2024 annual meeting of stockholders, filed with the SEC on May 2, 2024. To the extent that Nxu’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the Form S-4, such transactions have been or will be reflected on Statements of Change in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the persons who may be deemed participants in the solicitation of proxies, including the information about the directors and executive officers of Verde, will be included in the Proxy Statement/Prospectus and other relevant materials relating to the proposed transaction when it is filed with the SEC. Investors should read the Registration Statement, Proxy Statement/Prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. These documents can be obtained free of charge from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation dated November 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXU, INC.

Date: November 19, 2024	By:	/s/ Mark Hanchett
Mark Hanchett
Chief Executive Officer

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